                                                                       EXHIBIT 4
                      [ProSoft Common Stock Certificate]

Number                                                            Shares
                                                           Cusip No. 743477 10 1

                                    PROSOFT
                                DEVELOPMENT INC

                     AUTHORIZED COMMON SHARES: 50,000,000
                               PAR VALUE:  $.001


THIS CERTIFIES THAT

                             S  P  E  C  I  M  E  N

IS THE RECORD HOLDER OF


              Shares of Common Stock of PROSOFT DEVELOPMENT, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ DONALD L. DANKS                                    /s/ WILLIAM E. RICHARDSON
- --------------------------                             -----------------------
Donald L. Danks                                            Eric Richardson
        President                                              Secretary
                      [Seal of ProSoft Development, Inc.]

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations:

            TEN COM - as tenants in common                UNIF GIFT MIN ACT - Custodian
            TEN ENT - as tenants by the entireties              (Cust)           (Minor)
            JT TEN - as joint tenants with right of             under Uniform Gifts to Minors
            survivorship and not as tenants in common           Act...........................
                                                                            (State)

    Additional abbreviations may also be used though not in the above list.



       For Value Received, ______ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 -------------------------------------
|                                     |
 -------------------------------------



________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint.


________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated _________________________________________


                         _______________________________________________________
                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                            S  P  E  C  I  M  E  N